Exhibit 99.1

PeerStream Announces Termination of Public Offering of Common Stock Due to Market Conditions

NEW YORK, NY, December 26, 2018 -- PeerStream, Inc. (“PeerStream,” the “Company,” “we,” “our” or “us”) (OTCQB:PEER), a global internet solutions provider driving adoption of emerging blockchain technologies, today announced that it has requested that the Securities and Exchange Commission (the “SEC”) withdraw the Company’s previously filed registration statement related to its proposed public offering of units consisting of shares of common stock and warrants to purchase common stock. The withdrawal request results from an assessment by PeerStream’s management that current market conditions are not conducive for an offering on terms that would be in the best interests of the Company’s stockholders. As a result of the withdrawal request, no securities will be offered or sold pursuant to the registration statement. Following the withdrawal of the registration statement, the Company’s common stock will continue to be quoted on the OTCQB Marketplace under the symbol “PEER.”

PeerStream has a 20-year history of technology innovation and generates strong cash flow from its consumer apps business, including Paltalk and Camfrog, that has funded innovation and new business opportunities. PeerStream’s management remains confident it has the resources necessary to execute its strategic growth plans to help drive adoption of emerging blockchain technology by developing software, services and applications for corporate clients and consumers. Management believes that PeerStream remains solidly capitalized with ample cash and no debt on its balance sheet to fund internal growth efforts for the foreseeable future and remains steadfast in its goal to obtain a national securities exchange listing in 2019.

“The principal focus of the capital raise was to uplist to the NASDAQ, not to fund the business, which is already well capitalized,” said Alex Harrington, Chief Executive Officer of PeerStream. “With the poor market conditions, we felt that the terms for a securities offering would be unattractive, and we see opportunities in 2019 to pursue a national securities exchange listing. Also, terminating the offering affords us a valuable opportunity to apply our full attention to driving growth and profitability in the business in 2019.”

About PeerStream, Inc. (OTCQB: PEER)

PeerStream is a global internet solutions provider pioneering the real-world adoption of emerging blockchain technologies by developing software, services and applications for corporate clients and consumers. The Company’s Business Solutions group is able to provide advisory and implementation services to enterprise clients to help them meet strategic objectives using blockchain technology. PeerStream also will be supporting clients’ transition to blockchain through license of proprietary software such as PeerStream Protocol (“PSP”), a protocol for decentralized multimedia communications and live video streaming currently in development. For nearly twenty years, the Company has built and continues to operate innovative consumer apps, including Paltalk, one of the largest live video social communities, and Backchannel, a blockchain-based secure video messaging app launched in private beta form in December 2018. PeerStream has a long history of technology innovation and holds 26 patents.

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IR Contact:

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Forward-Looking Statements

This press release contains “forward-looking statements.” Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential,” or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company’s control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties related to our increasing focus on the use of new and novel technologies, such as blockchain, to enhance our applications, and our ability to timely complete development of applications using new technologies; our ability to effectively market and generate revenue from our new business solutions unit; our ability to generate and maintain active subscribers and to maintain engagement with our user base; development and acceptance of blockchain technologies and the continuing growth of the blockchain industry; the intense competition in the industries in which our business operates and our ability to effectively compete with existing competitors and new market entrants; legal and regulatory requirements related to us investing in cryptocurrencies and accepting cryptocurrencies as a method of payment for our services; risks related to our holdings of XPX tokens, including risks related to the volatility of the trading price of the XPX tokens and our ability to convert XPX tokens into fiat currency; our ability to develop functional new blockchain-based technologies that will be accepted by the marketplace, including PSP; our ability to obtain additional capital or financing to execute our business plan, including through offerings of debt or equity; our ability to develop, establish and maintain strong brands; the effects of current and future government regulation, including laws and regulations regarding the use of the internet, privacy and protection of user data and blockchain and cryptocurrency technologies; our ability to manage our partnerships and strategic alliances, including the resolution of any material disagreements and the ability of our partners to satisfy their obligations under these arrangements; our ability to effectively consummate one or more strategic alternatives with respect to our non-core properties; our reliance on our executive officers; and our ability to release new applications on schedule or at all, as well as our ability to improve upon existing applications. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s website at http://www.sec.gov.

All forward-looking statements speak only as of the date on which they are made. The Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement was made, except to the extent required by applicable securities laws.